                      ASSIGNMENT OF PARTNERSHIP INTEREST
      FOR THE TENDER OF CLASS A UNITS OF LIMITED PARTNERSHIP INTEREST IN
                        MULTI-BENEFIT REALTY FUND '87-1
           PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 23, 1997

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       THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00
   MIDNIGHT, NEW YORK TIME, ON JANUARY 23, 1998 UNLESS THE OFFER IS EXTENDED
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                       The Depositary for the Offer is:
                       HARRIS TRUST COMPANY OF NEW YORK

    By Mail:         By Facsimile:    To Confirm:    By Hand/Overnight Delivery:
    --------        --------------  ---------------  ---------------------------
Wall Street Station (212) 701-7636  (212) 701-7624      Receive Window
   P.O. Box 1023                                        Wall Street Plaza
New York, New York                                   88 Pine Street, 19th Floor
   10268-1023                                         New York, New York 10005

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ASSIGNMENT OF PARTNERSHIP INTEREST, PLEASE CALL OUR INFORMATION AGENT, BEACON HILL PARTNERS, TOLL FREE AT (800) 854-9486.

         DELIVERY OF THIS ASSIGNMENT OF PARTNERSHIP INTEREST (OR A FACSIMILE
COPY) OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         The undersigned hereby tenders to Madison River Properties, L.L.C., a Delaware limited liability company (the "Purchaser"), the number of the undersigned's Class A units of limited partnership interest ("Class A Units") in Multi-Benefit Realty Fund '87-1, a California limited partnership (the "Partnership"), specified below, at a price of $50 per Class A Unit (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the offer to purchase dated December 23, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Assignment of Partnership Interest (which, together with any supplements or amendments, collectively constitute the "Offer"). The undersigned understands and agrees that the Purchase Price will automatically be reduced by the aggregate amount of distributions per Class A Unit, if any, made by the Partnership on or after December 23, 1997 and prior to the date on which the Purchaser pays for the Class A Units purchased pursuant to the Offer. Holders of Class A Units ("Limited Partners") who tender their Class A Units will not be obligated to pay any commissions or Partnership transfer fees, which commissions and Partnership transfer fees, if any, will be borne by the Purchaser. The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Class A Units tendered pursuant to the Offer.

         Subject to and effective upon acceptance for payment of and payment for the Class A Units tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Class A Units tendered hereby. The undersigned understands that upon acceptance for payment of and payment for the tendered Class A Units, the Purchaser will be entitled to seek admission to the Partnership as a substituted Limited Partner in substitution for the undersigned as to all the tendered Class A Units.

         The undersigned irrevocably appoints the Purchaser and its managers and designees as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights with respect to the Class A Units tendered by the undersigned and purchased by the Purchaser. Such power of attorney and proxy shall be considered coupled with an interest in the tendered Class A Units and is irrevocable. When the Class A Units tendered hereby are accepted for payment pursuant to the Offer, all prior proxies and powers given by the undersigned with respect to the Class A Units will, without further action, be revoked, and no subsequent proxies or powers may be given (and if given will not be effective). The Purchaser and its managers and designees will, with respect to the Class A Units, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper, whether at any meeting of the Partnership's Limited Partners, by written consent or otherwise, subject to the restrictions in the Limited Partnership Agreement of the Partnership. The foregoing proxy and power may be exercised by the Purchaser or any of the other persons referred to above acting alone.

         In addition to and without limiting the generality of the foregoing, the undersigned hereby irrevocably (a) appoints the Purchaser and its managers and designees (each an "Agent") as the undersigned's attorneys-in-fact, each with full power of substitution, with an irrevocable instruction to each Agent to execute all or any instrument of transfer and/or other documents in the Agent's discretion in relation to the Class A Units tendered hereby and accepted for payment by the Purchaser, and to do all such other acts and things as may in the opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the undersigned's acceptance of the Offer and to vest in the Purchaser, or as it may direct, those Class A Units, effective when, and only to the extent that, the Purchaser accepts the tendered Class A Units for payment; (b) authorizes and requests the Partnership and general partner (the "General Partner") to take any and all acts as may be required to effect the transfer of the undersigned's Class A Units to the Purchaser (or its designee) and admit the Purchaser (or its designee) as a substituted Limited Partner in the Partnership; (c) assigns to the Purchaser and its assigns all of the right, title and interest of the undersigned in and to any and all distributions made by the Partnership from and after the expiration of the Offer in respect of the Class A Units tendered by the undersigned; (d) grants to the Purchaser and its assigns the right to receive any and all distributions made by the Partnership on or after the date on which the Purchaser pays for the Class A Units tendered by the undersigned (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Units; (e) empowers the Purchaser and the Agent to execute and deliver to the General Partner a change of address form instructing the General Partner to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such Limited Partner representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case in the name and on behalf of the tendering Limited Partner; and (f) agrees not to exercise any rights pertaining to the Class A Units without the prior consent of the Purchaser.

         The undersigned hereby represents and warrants that the undersigned owns the Class A Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Class A Units tendered hereby and that when the same are purchased by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Class A Units will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Class A Units tendered hereby.

         The undersigned understands that a tender of Class A Units pursuant to the procedures described in the Offer to Purchase and in the Instructions to this Assignment of Partnership Interest will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         THIS TENDER IS IRREVOCABLE, EXCEPT THAT CLASS A UNITS TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AS DESCRIBED IN SECTION 4 OF THE OFFER TO PURCHASE.

                      PLEASE COMPLETE ALL LETTERED AREAS
                    SIGN HERE TO TENDER YOUR CLASS A UNITS


                            B O X    A
===============================================================================

    The undersigned hereby tenders the number of Class A Units specified below pursuant to the terms of the Offer. The undersigned hereby certifies, under penalties of perjury, that the information and representations provided in Boxes A, B and C of this Assignment of Partnership Interest, which have been duly completed by the undersigned, are true and correct as of the date hereof.

X                                                                       ADDRESS (C):
-----------------------------------------                                           ----------------------------------------------
X
-----------------------------------------                                ---------------------------------------------------------
    SIGNATURE(S) OF LIMITED PARTNER (A)                                          (INCLUDE ZIP CODE)

                                                                        (THE ADDRESS PROVIDED ABOVE MUST BE THE REGISTERED ADDRESS
                                                                          OF THE LIMITED PARTNER)

DATE (B):
         ----------------------------------                             -----------------------        ---------------------------
                                                                        AREA CODE AND                     SOCIAL SECURITY NUMBER
     (MUST BE SIGNED BY REGISTERED LIMITED PARTNER EXACTLY AS           TELEPHONE NUMBER (D)         OR TAXPAYER IDENTIFICATION (E)
NAME(S) APPEAR(S) IN THE PARTNERSHIP'S RECORDS.  IF SIGNATURE IS BY
AN OFFICER OF A CORPORATION, ATTORNEY-IN-FACT, AGENT, EXECUTOR,
ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER PERSON(S) ACTING IN           NUMBER OF CLASS A                 NUMBER OF CLASS A
FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE COMPLETE THE LINE          UNITS TENDERED (F):               UNITS OWNED (G):
CAPTIONED "CAPACITY (FULL TITLE)" AND SEE INSTRUCTION 5.)               -------------------               -----------------

PRINT NAME(S) (H):                                                      (If no indication is given, all Class A Units owned of
                  ------------------------------------------------       record by the  Limited Partner will be deemed tendered.)

                 -------------------------------------------------

CAPACITY (FULL TITLE) (I):
                          ----------------------------------------

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                           GUARANTEE OF SIGNATURE(S)
                        (SEE INSTRUCTIONS - SECTION 1)


AUTHORIZED SIGNATURE:                      NAME OF FIRM:
                     -------------------                -----------------------
NAME:                                      ADDRESS:
     -----------------------------------           ----------------------------
DATE:                                      AREA CODE AND TEL. NO.:
     -----------------------------------                          -------------
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                                  IMPORTANT!
         LIMITED PARTNERS MUST ALSO COMPLETE LINES A THROUGH F BELOW.


                                     BOX B
==================================================================================================================================
SUBSTITUTE           PART 1-- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND   -------------------------------------------------
Form W-9             CERTIFY BY SIGNING AND DATING BELOW                                  Social Security Number(s) or
Department of                                                                          Employer Identification Number (A)
the Treasury
Internal Revenue
Service
                   ----------------------------------------------------------------------------------------------------------------
PAYER'S              PART 2-- Certification-- Under penalties of perjury, I certify that: (1) The number shown on this form is my
REQUEST FOR          correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not
TAXPAYER             subject to back-up withholding either because I have not been notified by the Internal Revenue Service ("IRS")
IDENTIFICATION       that I am subject to back-up withholding as a result of failure to report all interest or dividends, or the
NUMBER (TIN)         IRS has notified me that I am no longer subject to back-up withholding.
                   ----------------------------------------------------------------------------------------------------------------
                     Certification Instructions -- You must cross out item (2) above if you have been notified by the PARTt3a--
                     you are subject to back-up withholding because of underreporting interest or dividends on your tax return.
                     However, if after being notified by the IRS that you were subject to back-up withholding you received another notification from the IRS that you are no longer subject to back-up withholding, do not cross out item (2).

                     SIGNATURE (B):                                                          DATE (C):
                  -----------------------------------------------------------------------------------------------------------------
                     PART 3 --
                     AWAITING TIN [ ]

-----------------------------------------------------------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER *(TO BE COMPLETED ONLY IF THE BOX IN PART 3 ABOVE IS CHECKED)

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ------------------------------                      --------------------------
        SIGNATURE                                             SIGNATURE
-------------------------------------------------------------------------------



                                    BOX C
===============================================================================

             FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the tendering Limited Partner named above:

     1. The Limited Partner, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. The Limited Partner's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is (D): ; and

     3.   The Limited Partner's address is (E):                               .
                                               ------------------------------

         I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

         Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

 ------------------------------                      --------------------------
         Signature (F)                                   Signature

Title:                                         Title:
       -----------------------                      ---------------------------
===============================================================================

                                 INSTRUCTIONS
                                      TO
                      ASSIGNMENT OF PARTNERSHIP INTEREST
                                      FOR
                        MULTI-BENEFIT REALTY FUND '87-1

               FORMING PART OF TERMS AND CONDITIONS OF THE OFFER
-------------------------------------------------------------------------------


   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE COMPLETING THE ASSIGNMENT OF
      PARTNERSHIP INTEREST, PLEASE CALL BEACON HILL PARTNERS TOLL FREE AT
                  (800) 854-9486 OR COLLECT AT (212) 843-8500
-------------------------------------------------------------------------------


         1. GUARANTEE OF SIGNATURES. If the Assignment of Partnership Interest is signed by the registered holder of the Class A Units and payment is to be made directly to that holder, then no signature guarantee is required on the Assignment of Partnership Interest. Similarly, if the Class A Units are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution"), no signature guarantee is required on the Assignment of Partnership Interest. HOWEVER, IN ALL OTHER CASES, ALL SIGNATURES ON THE ASSIGNMENT OF PARTNERSHIP INTEREST MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. A notarization is not the same thing as a signature guarantee, and a notarization of the Assignment of Partnership Interest will not be sufficient. IN THE MAJORITY OF CASES, THE LOCAL BANK AT WHICH YOU DO YOUR DAY TO DAY BANKING IS AN ELIGIBLE INSTITUTION AND WILL BE ABLE TO PROVIDE YOU WITH THE REQUIRED MEDALLION GUARANTEE.

         2. DELIVERY OF ASSIGNMENT OF PARTNERSHIP INTEREST. The Assignment of Partnership Interest is to be completed by all Limited Partners who wish to tender Class A Units in response to the Offer. For a Limited Partner validly to tender Class A Units, a properly completed and duly executed Assignment of Partnership Interest (or a facsimile copy), along with the required signature guarantees by an Eligible Institution and any other required documents, must be received by the Depositary at one of its addresses set forth on the Assignment of Partnership Interest on or prior to the Expiration Date (as defined in the Offer to Purchase).

         THE METHOD OF DELIVERY OF THE ASSIGNMENT OF PARTNERSHIP INTEREST AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING LIMITED PARTNER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Class A Units will be purchased (except from a Limited Partner who is tendering all of the Class A Units owned by that Limited Partner). All tendering Limited Partners, by execution of the Assignment of Partnership Interest, waive any right to receive any notice of the acceptance of their Class A Units for payment.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, additional information may be provided on a separate signed schedule attached hereto.

         4. MINIMUM TENDERS. A Limited Partner may tender any or all of his or her Class A Units. Tenders of fractional Class A Units will be permitted only by a Limited Partner who is tendering all Class A Units owned by that Limited Partner.

         5. SIGNATURES ON ASSIGNMENT OF PARTNERSHIP INTEREST. If the Assignment of Partnership Interest is signed by the registered Limited Partner(s), the signature(s) must correspond exactly with the name(s) as shown on the records of the Partnership, without alteration, enlargement or any change whatsoever.

         If any of the Class A Units tendered hereby are held of record by two or more joint Limited Partners, each such Limited Partner must sign the Assignment of Partnership Interest.

         If the Assignment of Partnership Interest is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority to so act must be submitted.

         6. WAIVER OF CONDITIONS. The Purchaser expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Class A Units tendered.

         7. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance may be directed to Beacon Hill Partners, the Information Agent, at its address and telephone number set forth on the back cover of the Offer to Purchase. Copies of the Offer to Purchase and the Assignment of Partnership Interest may be obtained from the Information Agent.

                                                   (Continued on Reverse Side)

         8. SUBSTITUTE FORM W-9. Each tendering Limited Partner is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Limited Partner's social security or federal employer's identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below. You must cross out item (2) in the Certification box on Substitute Form W-9 if you are subject to back-up withholding. Failure to provide the information on the form may subject the tendering Limited Partner to 31% federal income tax withholding on the payments made to the Limited Partner with respect to Class A Units purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering Limited Partner has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, thereafter the Depositary will withhold 31% on all such payments of the Purchase Price until a TIN is provided to the Depositary.

         9. FIRPTA AFFIDAVIT. To avoid potential withholding of tax pursuant to Section 1445 of the Internal Revenue Code in an amount equal to 10% of the purchase price for Class A Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Class A Units, each Limited Partner who or which is a United States person must complete the FIRPTA Affidavit contained in the Assignment of Partnership Interest stating, under penalties of perjury, such Limited Partner's TIN and address, and that such Limited Partner is not a foreign person. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS.

         IMPORTANT: THE ASSIGNMENT OF PARTNERSHIP INTEREST (OR A FACSIMILE
COPY) (TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                               ----------------

                           IMPORTANT TAX INFORMATION

         To prevent backup withholding on payments made to a Limited Partner or other payee with respect to Class A Units purchased pursuant to the Offer, the Limited Partner is required to notify the Depositary of the Class A Units of the Limited Partner's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Limited Partner is awaiting a TIN) and that (1) the Limited Partner has not been notified by the Internal Revenue Service that the Limited Partner is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Limited Partner that the Limited Partner is no longer subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Limited Partner. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The Limited Partner is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Class A Units. If the Class A Units are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain Limited Partners (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Limited Partner must submit to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Limited Partner's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional institutions.

                               ----------------

                     INDIVIDUAL RETIREMENT ACCOUNT (IRAS)

         PLEASE NOTE THAT A TENDERING BENEFICIAL OWNER OF CLASS A UNITS WHOSE CLASS A UNITS ARE OWNED OF RECORD BY AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) OR OTHER QUALIFIED PLAN WILL NOT RECEIVE DIRECT PAYMENT OF THE PURCHASE PRICE, RATHER, PAYMENT WILL BE MADE TO THE CUSTODIAN OF SUCH ACCOUNT OR PLAN. IF THE CLASS A UNITS ARE HELD IN AN IRA ACCOUNT, THE CUSTODIAN OF THE ACCOUNT MUST SIGN THE ASSIGNMENT OF PARTNERSHIP INTEREST.